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                                                                 EXHIBIT 10.21


                          CONSENT, WAIVER AND AMENDMENT

     This CONSENT, WAIVER AND AMENDMENT (this "Agreement") is entered into as of June 18, 2004, by and among NeuroMetrix, Inc., a Delaware corporation (the "Company"), and the undersigned stockholders (the "Stockholders") and warrant holder (the Stockholders and warrant holder, together with the Company, the "Parties"). Unless the context requires otherwise, all capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Series E-1 Convertible Preferred Stock Purchase Agreement, dated as of December 20, 2002, by and among the Company and the investors identified therein, as amended (the "Purchase Agreement").

     WHEREAS, within the meaning of Section 17 of the Purchase Agreement, the undersigned Stockholders hold in the aggregate no less than 66 2/3 % of the total number of shares of Common Stock held by the Stockholders on an as-converted basis and a majority of the total number of outstanding shares of each class of Preferred Stock;

     WHEREAS, within the meaning of Section 9.1 of the Purchase Agreement, the undersigned Stockholders and warrant holder hold in the aggregate no less than a majority of the Registrable Shares outstanding and constitute each holder of 10% or more of the Registrable Shares outstanding;

     WHEREAS, the Company has granted the undersigned warrant holder a warrant to purchase up to 400,000 shares of the Company's Series E-1 Voting Convertible Preferred Stock, par value $0.001 per share, pursuant to that certain Preferred Stock Purchase Warrant dated as of May 21, 2003 (the "Warrant");

     WHEREAS, within the meaning of Section 3.8 of the Fourth Amended and Restated Stockholders Agreement, dated as of December 20, 2002, by and among the Company and the stockholders party thereto (the "Stockholders Agreement"), the undersigned Stockholders constitute holders of a majority of the shares of capital stock of the Company subject to the Stockholders Agreement and include each holder of 10% or more of the total number of outstanding shares of Preferred Stock; and

     WHEREAS, within the meaning of Section 6(B)(1) of the Amended and Restated Certificate of Incorporation of the Company, as amended (the "Restated Charter"), the undersigned Stockholders hold in the aggregate no less than a majority of the outstanding shares of each series of Preferred Stock;

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

     1. CONSENT AND WAIVER. The Parties hereby consent to, and waive (on their own behalf and on behalf of all other persons for whom the Parties have the right to undertake a consent and waiver) any all rights they may have under the Purchase Agreement, the Stockholders Agreement, the Restated Charter, the Warrant or any other agreement or instrument to the extent necessary to effectuate the Company's initial public offering of its Common Stock

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on or before December 31, 2004; provided that the holder of the Warrant will not, by this instrument, be required to exercise the Warrant at any time prior to its stated expiration.

     2. AMENDMENT TO STOCKHOLDERS AGREEMENT. Section 3.2(b) of the Stockholders Agreement is hereby amended by adding the following to the end of the first sentence of that section: "or (iv) immediately prior to the effectiveness of the registration statement filed by the Company with the Securities and Exchange Commission under the Securities Act registering the first underwritten public offering by the Company under the Securities Act of any of its equity securities for its own account pursuant to an offering registered on Form S-1 or its then equivalent, provided such registration statement becomes effective on or before December 31, 2004."

     3.   AMENDMENT AND WAIVER OF PURCHASE AGREEMENT

                 (a)  The definition of Qualified Public Offering contained in
Section 7.18 of the Purchase Agreement is hereby amended to include the following event in addition to the events currently within the definition of such term: "the effectiveness of the registration statement filed by the Company with the Securities and Exchange Commission under the Securities Act registering the first underwritten public offering by the Company under the Securities Act of any of its equity securities for its own account pursuant to an offering registered on Form S-1 or its then equivalent, provided such registration statement becomes effective on or before December 31, 2004."

                 (b) The Parties hereby waive their piggyback registration rights and the related obligations of the Company under Section 9.1 of the Purchase Agreement with respect to the Company's determination to register, and registration of, the sale shares of its Common Stock in the first underwritten public offering by the Company under the Securities Act of any of its equity securities for its own account pursuant to an offering registered on Form S-1 or its then equivalent, provided that the registration statement registering such offering becomes effective on or before December 31, 2004.

                 (c) The Parties agree that Section 9.13 of the Purchase Agreement is hereby amended by deleting the second sentence of that section that currently reads: "The Company agrees that it will sign a Lock-Up Agreement upon substantially similar terms and conditions in the event of a registration effected pursuant to Section 9.2 or 9.3 hereof."

                 (d) Each Purchaser hereby confirms that, solely in connection with the issuance of the Shares or the Additional Shares pursuant to the Purchase Agreement, including all issuances which occurred at an Additional Closing, or the adjustment of the Applicable Conversion Value (as defined in the Restated Charter) with respect to any series of Preferred Stock solely as a result of such issuance, such Purchaser, with respect to the shares of each series of Preferred Stock it holds, has no right to an adjustment of the Applicable Conversion Value for such series of Preferred Stock other than any adjustment indicated on EXHIBIT A hereto.

                                        2
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     4.   MANDATORY CONVERSION ELECTION. Pursuant to Section 6(B)(1) of the
Restated Charter, the Stockholders elect to convert each series of Preferred Stock into Common Stock upon and subject to the closing of the first underwritten public offering by the Company under the Securities Act of any of its equity securities for its own account pursuant to an offering registered on Form S-1 or its then equivalent, provided that the registration statement filed by the Company with the Securities and Exchange Commission with respect to such offering becomes effective on or before December 31, 2004.

     5. GOVERNING LAW. This Agreement shall be governed by and interpreted and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to its conflicts of law principles.

     6. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

                                        3
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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Consent, Waiver and Amendment as an instrument under seal as of the date first above written.

                                NEUROMETRIX, INC.


                                By: /s/ Shai N. Gozani, M.D., Ph.D.
                                   -----------------------------------------
                                   Name:  Shai N. Gozani, M.D., Ph.D.
                                   Title: Chief Executive Officer


                                STOCKHOLDERS:


                                WHITNEY STRATEGIC PARTNERS III, L.P.
                                By: J.H. Whitney Equity Partners III L.L.C.,
                                    Its General Partner


                                By: /s/ Kevin J. Curley
                                   -----------------------------------------
                                   Name:  Keven J. Curley
                                   Title: Attorney-in-Fact


                                J.H. WHITNEY III, L.P.
                                By: J.H. Whitney Equity Partners III L.L.C.,
                                    Its General Partner


                                By: /s/ Kevin J. Curley
                                   -----------------------------------------
                                   Name:  Kevin J. Curley
                                   Title: Attorney-in-Fact


                                WHITNEY & CO., LLC


                                By: /s/ Kevin J. Curley
                                   -----------------------------------------
                                      Name: Kevin J. Curley
                                      Title: Principal


                 [CONSENT, WAIVER AND AMENDMENT SIGNATURE PAGE]

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                                HARRIS & HARRIS GROUP, INC.


                                By: /s/ Charles E. Harris
                                   -----------------------------------------
                                      Name: Charles E. Harris
                                      Title: Chairman and CEO


                                DELPHI VENTURES IV, L.P.
                                By: Delphi Management Partners IV, L.L.C.,
                                    Its General Partner


                                By: /s/ David Douglass
                                   -----------------------------------------
                                   Name:  David Douglass
                                   Title: Managing Member


                                DELPHI BIOINVESTMENTS IV, L.P.
                                By: Delphi Management Partners IV, L.L.C.,
                                    Its General Partner


                                By: /s/ David Douglass
                                   -----------------------------------------
                                   Name:  David Douglass
                                   Title: Managing Member


                                BANCBOSTON VENTURES INC.


                                By: /s/ Deirdre A. Cunnane
                                   -----------------------------------------
                                   Name: Deirdre A. Cunnane
                                   Title: Director


                                MASSACHUSETTS INSTITUTE OF
                                TECHNOLOGY


                                By: /s/ Phillip Rotner
                                   -----------------------------------------
                                   Name: Phillip Rotner
                                   Title: Managing Director


                 [CONSENT, WAIVER AND AMENDMENT SIGNATURE PAGE]

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                                COMMONWEALTH CAPITAL VENTURES II L.P.
                                By: Commonwealth Venture Partners II L.P.,
                                    Its General Partner


                                By: /s/ Jeffrey M. Hurst
                                   -----------------------------------------
                                   Name:  Jeffrey M. Hurst
                                   Title: General Partner


                                CCV II ASSOCIATES L.P.
                                By: Commonwealth Venture Partners II L.P.,
                                    Its General Partner


                                By: /s/ Jeffrey M. Hurst
                                   -----------------------------------------
                                   Name:
                                   Title:


                                /s/ Robert B. Schulz
                                ---------------------------------------------
                                Robert B. Schulz


                                /s/ Shai N. Gozani
                                ---------------------------------------------
                                Shai N. Gozani, M.D., Ph.D.


                                /s/ Richard J. Thomas
                                ---------------------------------------------
                                Richard J. Thomas


                 [CONSENT, WAIVER AND AMENDMENT SIGNATURE PAGE]

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                                WARRANT HOLDER:


                                LIGHTHOUSE CAPITAL PARTNERS IV, L.P.
                                By: Lighthouse Management Partners IV, L.L.C.,
                                    Its General Partner


                                By: /s/ Dennis Ryan
                                   -----------------------------------------
                                   Name: Dennis Ryan
                                   Title: Chief Operating Officer


                 [CONSENT, WAIVER AND AMENDMENT SIGNATURE PAGE]